BBH TRUST

SUPPLEMENT DATED SEPTEMBER 11, 2024 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2024

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Unless otherwise noted, capitalized terms used in this supplement have the same meaning as defined in the Statement of Additional Information.

I.	BBH Partner Fund – Small Cap Equity

The BBH Partner Fund – Small Cap Equity (the “Fund”) was liquidated on September 11, 2024. The Statement of Additional Information contains references and information related to the Fund. All information to the Fund is hereby deleted from the Statement of Additional Information.

Please contact the Fund at 1-800-575-1265 if you have any questions.

II.	Proxy Voting Report

Effective immediately, the section captioned “Proxy Voting Report” on page 50 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

“A report on “Form N-PX” of how the Funds voted any proxies during the most recent 12-month period ended June 30 is available upon request and without charge by calling a toll-free number 1-800-575-1265 or by visiting the Funds’ website at http://www.bbhfunds.com.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.